Exhibit 99.1

Peter Lichtlen MD, PhD, BBA, Senior Medical Officer, VP European Operations12 July 2012 JMP Securities Healthcare Conference

Forward-Looking Statements This presentation contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo’s ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo’s patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions.No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo’s business, particularly those mentioned in the risk factors and cautionary statements in Sucampo’s Form 10-Q, May 10, 2012 for the year ended Dec. 31, 2011, which the Company incorporates by reference

Sucampo Snapshot Two approved drugs from proprietary ion channel activator technologyAMITIZA® (lubiprostone)FDA approved for CIC in adult men/women and IBS-C in adult women aged 18+; sNDA for treatment of OIC and associated signs and symptoms to be filed in July 2012Marketed in US by Takeda: 2011 royalty $41.5M on net sales of $226.4MLimited marketing in Switzerland; CIC filed in UK with expected approval    in Q3/2012Partnered with Abbott in Japan; NDA approved June 2012, expected launch in Q4/2012Patent coverage through 2022 RESCULA® (unoprostone isopropyl)Re-launch in the US expected for Q4/2012; MAAs to be filed in 2012 Deep pipeline includes prostones and in-licensed candidates(Small molecules and biologics)

Chloride (ClC-2) Channel Activation Barrier Repair and Mucosal Protection Prostone Mechanism Of Action Anti-Inflammatory Activity Potassium (BK) Channel Activation Smooth Muscle Relaxation Nerve Stabilization Fluid Secretion Prostones Anti-apoptotic Activity AMITIZA® RESCULA®

Chronic Constipation and IBS-C in the US are Large Markets with Unmet Medical Needs



Constipation Market
12-19% of population, 37-59M
Chronic Idiopathic Constipation
IBS Market
14.1% of population, 43M
IBS-C 14M
Chronic Idiopathic Constipation and IBS-C Seeking Care Population 10M

Source: [6]Higgins, P. D. R. et al. (2004) Epidemiology of Constipation in North America: A Systematic Review. American Journal of Gastroenterology, 99(4):750-9. [7]Hungin, A.P.S. et al. (2005) IBS in the United States:Prevalence, Symptom Patterns and Impact: Discussion. Alimentary Pharmacology & Therapeutic , 21(11):1365-1375. [8]Muller-Lissner, S. et al. (2001) Epidemiological Aspects of Irritable Bowel Syndrome in Europe and North America. Digestion, 64, 200-204 [9]Chey, W. et al "Frequency and Bothersomeness of Symptoms, Health Care Seeking Behavior and Satisfaction with Therapy in IBS-C Patients Meeting ROME II Criteria: Results of a Population Based Survey." [10]Schoenfield, P. "System Frequency, Health Care Seeking Behavior, and Satisfaction with Therapy among Chronic Constipation Patients: Results of a Population-Based Survey" [11]IMS NPA Data, Dec 2011, current Q. annualized

SUCAMPO PHARMACEUTICALS, INC.

CIC vs IBS-C: Criteria Comparison Longstreth GF, et al. Gastroenterology. 2006;130:1480-1491.

Daily Intestinal Fluid Balance

Evidence for intestinal chloride secretion

Michael Murek, Sascha Kopic and John Geibel
Department of Surgery, Yale University, School of Medicine, 310 Cedar Street, New Haven, CT 06511, USA

Exp Physiol. 2010 Apr;95(4):471-8

Intestinal fluid secretion is pivotal in the creation of an ideal environment for effective enzymatic digestion, nutrient absorption and stool movement. Since fluid cannot be actively secreted into the gut, this process is dependent on an osmotic gradient, which is mainly created by chloride transport by the enterocyte. A pathological dysbalance between fluid secretion and absorption leads to obstruction or potentially fatal diarrhoea. This article reviews the widely accepted model of intestinal chloride secretion with an emphasis on the molecular players involved in this tightly regulated process.

Daily GI Fluid Balance Affects GI Motility

SECRETION

Endogenous secretions

Saliva	1.5L
Stomach	2.5L
Bile	0.5L
Pancreas	1.5L
Intestines	1.0L
Total	=7.0L



ABSORPTION

Small intestine absorbs	=7.0L
Colon and rectum absorb	=9.0L
Total	=9.0L

Keely SJ, Montrose MH, Barrett KE. Electrolyte Secretion and absorption : small intestin and colon. In Yamada T, Aplers DH, Laine L, et al (eds). *Textbook of Gastroenterology*. 5th Ed. Hoboken NJ: Wiley Blackwell; 2009:330-367.

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Chloride is a Main Driving Force for Secretion in the Small Intestine

Chloride is a Main Driving Force for Secretion in the Small Intestine

Chloride is a Main Driving Force for Secretion in the Small Intestine

Chloride and water secretion Mechanism Of Action– Lubiprostone For Treatment Of Chronic Idiopathic Constipation (CIC) Increase in intestinal fluid volume Increase in intestinal motility Treatment of CIC Activation of ClC-2 Chloride Channels

AMITIZA (lubiprostone) (24 mcg twice daily): Increased Number of SBMs in Patients with CIC Data on file, Sucampo Pharma Americas, Inc. AMITIZA significantly increased SBMs over baseline, placebo within 1 week Efficacy maintained throughout studyTreatment effect was preserved during long term follow up studies of 6-12 month duration 0 1 2 3 4 5 6 Baseline 1 2 3 4 Time, Weeks Mean SBM Frequency Phase III-1: Placebo (n=122) Phase III-1: AMITIZA (n=120)† Phase III-2: Placebo (n=118) Phase III-2: AMITIZA (n=119)* *P<0.05, †P<0.01, AMITIZA 48 mcg vs placebo at all study weeks.

AMITIZA for Chronic Idiopathic Constipation Symptom Score at week 4 (mean); Study SC0131 IMPROVEMENT Stool consistency, straining and constipation severity improved significantly with lubiprostone vs placebo throughout the 4 weeks *** p= 0.0003 vs placebo 2.5 (BL  2.75)  *** 1.94 (BL 3.13) Data on file, Sucampo Pharma Americas, Inc.

IBS and Mucosal Barrier Function

Lubiprostone Promotes Tight Junction Integrity and Repair Source of Figure: Tsukita, S. et al. Nature Reviews Molecular Cell Biology 2001;2: 285-293 (Gp:) Apical (Gp:) Basolateral (Gp:) Extracellular Contrasting effects of linaclotide and lubiprostone on restitution of epithelial cell barrier properties and cellular homeostasis after exposure to cell stressorsBMC Pharmacology 2012, 12:3 John Cuppoletti , Anthony T Blikslager, Jayati Chakrabarti ,Prashant K Nighot Danuta H Malinowsk

A Critical Additional Role for Chloride Driven Secretion? Appropriate chloride secretion and associated mucosal hydration regulates bacterial-epithelial interactions and influences the composition of the intestinal microbiotaAmitiza shifts the intestinal microbiota towards a physiological state characterized by colonisation with lactobacillus promoting colonic homeostasisActive mucosal hydration functions as an innate epithelial defense mechanism preventing colonisation of the intestine with potentially harmful bacteria

Lubiprostone’s Effect on Cytokine Expression Animal Model: Mouse 1.5% DSS-induced colitisTarget tissue: CecumAdministration: Lubiprostone (10 µM) in drinking water for 10 days Tsukita, S. Annual Scientific Meeting of the JapaneseBiochemical Society, Kyoto, Japan, September 2011.

Activation of ClC-2 Chloride Channels Chloride and water secretion Mechanism Of Action– Lubiprostone For Treatment Of Irritable Bowel Syndrome With Constipation (IBS-C) Increase in intestinal fluid volume Increase in intestinal motility Treatment of IBS-C Tight Junction  Restoration  Intestinal Barrier Protection/Repair  Reduced Inflammation and Abdominal Pain

Lubiprostone is Particularly Effective in Patients with Severe or Very Severe Pain at Baseline Joswick, T., Wooldegeorgis, F. and Ueno R.Patient Response to Lubiprostone for the Treatment of Moderate to Severe Irritable Bowel Syndrome With Constipation (IBS-C)DDW 2012

Lubiprostone Summary

- AMITIZA is the only FDA approved treatment for Chronic Idiopathic Constipation (CIC) and IBS-C (patent life extends to 2022)
  - Sucampo will file for OIC non-cancer early Q3 2012
- AMITIZA approved in Switzerland and Japan as well
- Differentiation for AMITIZA
  - Unique MoA: Potent and selective activation of the ClC-2 chloride channel
  - Increases intestinal fluid secretion in electrolyte neutral manner – approved for chronic use in elderly
  - Effectively addresses constipation AND associated signs and symptoms
  - Recovers mucosal barrier function - relieves abdominal pain, discomfort and bloating
  - Proven safety profile (6 years, 6 M Rxs) in a market that has seen 3 drugs withdrawn for safety reasons (Lotronex, Zelnorm, & Propulsid)

SUCAMPO PHARMACEUTICALS, INC.

21
Chloride (ClC-2) Channel Activation Barrier Repair and Mucosal Protection
Unoprostone Isopropyl (Rescula®) Anti-Inflammatory Activity Potassium (BK) Channel Activation Smooth Muscle Relaxation Nerve Stabilization Fluid Secretion Prostones Anti-apoptotic Activity AMITIZA® RESCULA®

22 BK Channel Activation Unoprostone Isopropyl Mechanism of Action

23 RESCULA® (unoprostone isopropyl) Other Placeholder: Indication: FDA approved for the lowering of intraocular pressure (IOP) in open-angle glaucoma and ocular hypertension in patients who are intolerant of or insufficiently responsive to other IOP-lowering medications (Gp:) Glaucoma is a neurodegenerative disease, characterized by visual field loss Elevated IOP is a well known risk factor for glaucoma progression BUT: Only a limited number of patient with elevated IOP develops glaucoma AND: A significant number of glaucoma patients lose vision despite responding well to IOP lowering therapy

24 Qualitative vs. Quantitative IOP lowering Comparing different effective IOP lowering agents, dissociation of IOP lowering and visual field prognosis is observed For visual field protection, the mechanism of action of drugs by which IOP is lowered is more important than the absolute reduction of IOP Absolute IOP lowering effect is a poor predicive factor for visual field prognosis Other mechanistic aspects than IOP lowering are critically important for visual field protection in drug therapy

25 Endothelin: A central player in glaucoma pathophysiology

Rescula functionally antagonizes ET-1 activity


C.
[Ca2+]i nM
1500
1000
500
0
vehicle
ET-1
*
trans-uno
ET-1
#
uno
ET-1
M1
ET-1
latFA
ET-1
*
flup
ET-1
*
D.
[Ca2+]i nM
1000
500
0
vehicle
ET-1
*
trans-uno
ET-1
#
uno
ET-1
M1
ET-1
latFA
ET-1
**
flup
ET-1
##

Cuppoletti, J., Malinowska, D., Tewari, K., Chakrabarti, J. Ueno, R. **Unoprostone Isopropyl and Metabolite M1 Activate BK Channels & Prevent ET-1-Induced $[Ca^{2+}]_i$ Increases in Human Trabecular Meshwork and Smooth Muscle. Invest Ophthalmol Vis Sci, *in press.***

SUCAMPO PHARMACEUTICALS, INC.

27 Unoprostone prevents damage induced by ET-1

28 Unoprostone Isopropyl antagonizes Endothelin-1 induced Reductions in Choroidal Blood Flow in humans

29 Clinical evidence for neuroprotection by Unoprostone A 2-year head-to-head study comparing visual field prognosis was conducted in previously untreated glaucoma patients with unoprostone (49 eyes) and latanaprost (38 eyes) Both groups showed significant (p<0.001) reduction of IOP after 24 months Unoprostone was significantly superior in preservation of visual field (6.3% vs 26.0% deterioration incidence after 24 months; p<0.05)

Mechanism of Action of RESCULA



RESCULA
Action on vascular smooth muscles of fundus oculi
Action on retinal ganglion cells
Open Maxi-K Channels
Action on Trabecular Meshwork
Thieme H. et al: IOVS 42(13), 2001
Ueno R and Cuppoletti J: Unpublished
Inhibition of increases in Ca^{2+} in vascular smooth muscle cells
Inhibition of increases in Ca^{2+} in nerve cells
Inhibition of increases in Ca^{2+} in TM cells
Yoshitomi T. et al.: Curr Eye Res 28, 167, 2004
Marcheselli V. et al: IOVS 42(S750), 2001
Melamed S.: Drugs Exptl. Clin. Res, 63, 2002
Inhibition of neuronal cell death
Decreased aqueous outflow resistance
Inhibition of vasoconstriction due to constricting substances (ET, His, etc.)
Marcheselli V. et al: IOVS 42(S750), 2001
Lafuente M.P. et al: IOVS 41(S15), 2000
Optic nerve protection
Stimulated aqueous outflow via conventional outflow pathway
Melamed S.: Drugs Exptl. Clin. Res, 63, 2002
Thieme H. et al: IOVS 42(13), 2001
Toris CB et al.: Arch Ophthalmol. 122, 1782, 2004
Increased blood flow
Visual field maintenance
Decrease in IOP
Numerous researchers such as Sugiyama, Yoshitomi, et al.

SUCAMPO PHARMACEUTICALS, INC.

30

31 ClC-2 activity is critical for photoreceptor integrity EMBO J. 2001 Mar 15;20(6):1289-99. Male germ cells and photoreceptors, both dependent on close cell-cell interactions, degenerate upon ClC-2 Cl(-) channel disruption. Bösl MR, Stein V, Hübner C, Zdebik AA, Jordt SE, Mukhopadhyay AK, Davidoff MS, Holstein AF, Jentsch TJ. Source Zentrum für Molekulare Neurobiologie Hamburg (ZMNH), Universität Hamburg, Martinistrasse 52, D-20246 Hamburg, Germany.

32 RESCULA: High Dose Achieved Primary Endpoint in Phase 2a Retinitis Pigmentosa Study The 2-drop group met the primary endpoint (p=0.018) of change from baseline in retinal sensitivity threshold in the central 2 degrees, as measured by Microperimeter-1 Yamamoto S, et al. IOVS 2011;52:ARVO E-Abstract 4992; Sugawara T, et al. IOVS 2011;52:ARVO E-Abstract 4994  * Trials conducted by licensor company R-Tech Ueno, Ltd.

33  Unoprostone Isopropyl Summary RESCULA is FDA  approved for IOP lowering in patients with POAG or ocular hypertension Sucampo will re-launch RESCULA in the US later in 2012 Sucampo will re-submit MAAs in Europe later in 2012 Differentiation of RESCULA Unique MoA: Potent and selective activation dual ion channel activator: BK and ClC-2 Functionally antagonizes ET-1 and reduces IOP via relaxation of trabecular meshwork and ciliary muscle (uveoscleral pathway) Improves/stabilizes choroidal blood flow and ONH perfusion Has direct neuroprotective activity with potential for label extension in glaucoma, RP and beyond Is well tolerated and has a favorable safety profile as compared to prostaglandins

34 Recent Developments Other Placeholder: AMITIZA approved for treatment of chronic constipation (excluding constipation caused by organic diseases) in Japan, June 2012 Marketing partner: Abbott Japan Ltd. Launch anticipated in 4Q/2012 Arbitrators in dispute with Takeda disagreed with Sucampo’s claims; marketing, development and royalty contract terms remain in place 2011 royalty revenue: $41.5 million on net sales of US$226 million Sucampo will move forward with Takeda to improve patient access

35 Sucampo Pharmaceuticals’ 2012 Value Drivers Other Placeholder: AMITIZA In the U.S., filing of an sNDA for the treatment of OIC in adult non-cancer patients mid-year In the UK, get approval for CIC In the UK and Switzerland, file MAAs for the treatment of OIC in adult non-cancer patients In Japan, receive regulatory approval in 2Q2012, a pricing decision in 3Q2012 and a launch in 4Q2012 RESCULA In the US, obtain further improvements in the label to reflect current scientific understanding in advance of the launch later this year In the EU and Switzerland, file MAAs for lowering of IOP in patients with POAG or ocular hypertension Further progress research and development on unoprostone isopropyl’s potential for neuro-protection

36 Peter Lichtlen MD, PhD, BBA, Senior Medical Officer, VP European Operations 12 July 2012 JMP Securities Healthcare Conference

37 Other Placeholder: Addendum

38 Sucampo’s Prostone Technology and Commercial Opportunities Other 38 Intellectual Property Novel class of compounds discovered by our founder Dr Ueno Sucampo owns  543  issued patents covering the prostone area Unique mechanism of action as ion channel activators Initial focus in Gastrointestinal and Ophthalmology disease areas 2 Commercial Products with multiple indications Pipeline of future opportunities involving new compounds, new indications and new therapeutic areas Commercial Opportunities

Proprietary Platform Technology: Prostones Work As Potassium and Chloride Channel Activators


Potassium channels activation
Chloride channels activation
Produces
Promotes
Hyperpolarisation
Cell Protection
Fluid Secretion
Tight Junction

<u>BK Channel Stimulators (unoprostone isopropyl)</u>

- Down-regulate inflammation, hypoxia and edema
- Block pro-apoptotic and excito-toxic effects
- Block the vasoconstrictive and pro-inflammatory effects of endothelin in the microvasculature
- Demonstrate neuroprotective effects in preclinical ophthalmology models (light-induced injury)
- Demonstrate dose-dependent neuroprotective effects in clinical studies in glaucoma and retinitis pigmentosa

<u>ClC-2 Channel Stimulators (lubiprostone and cobiprostone)</u>

- Restore endothelial and epithelial barrier functions
- Stimulate wound repair
- Restore tight junction, restore membrane integrity and normal trans-membrane resistance
- Restore normal fluid circulation and modulate fluid transit across cell membranes

SUCAMPO PHARMACEUTICALS, INC.

39

40 Perception Physician Perception Patient Perception (Gp:) Frequency-based (bowel movements = 3 per week) (Gp:) Symptom-based (e.g., straining, hard stools, incomplete evacuation)

41 Intestinal Barrier Function and Tight Junction Integrity Other Placeholder: 41

AMITIZA IBS-C Study Design "Rigorous 7 Point Scale"

- Balanced 7-point Likert scale
  - Demonstrates overall symptom relief
  - More restrictive definition than other global outcome measures
- "How would you rate your relief of IBS symptoms (abdominal discomfort/pain, bowel habits, and other IBS symptoms) over the past week compared to how you felt before entering the study?"

Significantly relieved	No Change	A little bit worse
Moderately relieved		Moderately worse
A little bit relieved		Significantly worse

- Monthly Responder – subject reported a symptom rating of at least "moderately" relieved or greater for 4 of 4 weeks within a month or "significantly relieved" for at least 2 of 4 weeks within a month.

AMITIZA IS THE ONLY CURRENTLY FDA-APPROVED DRUG FOR IBS-C

SUCAMPO PHARMACEUTICALS, INC.

43 Title: AMITIZA IBS-C Monthly Responder Rate Patients Continued to Improve P=0.078 P=0.003 P=0.003 Pooled ITT Population (Gp:) Placebo Lubiprostone 4/4 weeks with = “moderately relieved”   OR = 2/4 weeks with “significantly relieved”

44 Safety Profile of Lubiprostone Other Placeholder: Well tolerated in short-term (4 weeks) and long-term (6–12 months) trials Most common adverse events included nausea, diarrhea, and headache No clinically significant changes in serum electrolyte levels in adults, including elderly patients Low likelihood of drug-drug interactions Pregnancy category C No change in safety profile postmarketing (6 years, 6M prescriptions)

45 Concentration of M1 in Retina/Choroid in Rabbits: Effect of Repeated Instillation of 1, 2, or 4 Drops AUC 0-2hrs of M1 and M2 in Retina or Choroid after Rabbit Ocular Instillation Retina, M1 Retina, M2 Choroid, M2 Choroid, M1

46 Relaxation of vascular Smooth Muscle Cells Mechanism Of Action– Unoprostone For Treatment Of Retinitis Pigmentosa Increased Ocular Blood Flow/Antagonism of ET-1 activity Potassium (BK) channel activation Hyperpolarisation of Retinal Neurons Decreased pre- and post-synaptic calcium entry Increased Photoreceptor Survival Increased Nutrient and Oxygen Supply to RPE and Retina Prevention of glutamate excitotoxicity and prevention of apoptosis induction Stabilization of Mitochondrial Membrane Potentrial Protection of Neuronal Energy Production

Clinical evidence for neuroprotection by Unoprostone

Long-Term Effects on Visual Fields of Unoprostone for Normal-Tension Glaucoma

– Six-Year Follow-up –

Ichiro Ogawa and Kazumi Imai
Shibata City (Jikoukai Ogawa Eye Clinic)

Purpose : To investigate the long-term (6 years) effect of monotherapy with unoprostone on visual fields in patients with normal-tension glaucoma (NTG).

Method:
We studied 11 males and 37 females with normal-tension glaucoma, for a total of 48 cases (48 eyes). The unoprostone ophthalmic solution was instilled twice daily, and the observation period was 72.7 ± 10.1 months. Measurements using a Humphrey 30-2 perimetry were made an average of 7.3 ± 1.7 times, and a determination of the progression of visual field constriction was made based on whether or not the mean deviation (MD) in the linear circuit analysis was significant (p<5%) in the analysis of the probability for change in the visual fields for all of the cases.
Results: Nine eyes (18.8%) out of the 48 eyes were determined to be progressive. The mean progression per year for all of the cases was -0.31 ± 0.54 dB (mean value ± standard deviation, hereinafter the same), while the mean progression was -1.09 ± 0.57 dB in the progressive group. The MD for all of the cases was -7.2 ± 6.0 prior to the treatment and -8.5 ± 7.3 dB after the treatment. The corrected pattern standard deviation (CPSD) for all of the cases was 5.7 ± 3.6 prior to the treatment and 6.5 ± 3.9 dB after the treatment. The intraocular pressure was 13.7 ± 3.0 prior to the treatment and 12.0 ± 2.2 mmHg after the treatment. A study of the clinical factors for the progressive eyes and for the non-progressive eyes showed that a large number of cases with progressive eyes were observed in cases with MD and CPSD progression from prior to the start of treatment, even with long-term use of unoprostone.

Conclusions: When comparing the results with reports of the various long-term observations of the visual field in untreated patients with normal-tension glaucoma, it can be inferred that the use of unoprostone ophthalmic solution is considerably effective in maintaining the visual field over a long period of time.
(Folia Ophthalmologica Japonica 54: 571-577, 2003)

SUCAMPO PHARMACEUTICALS, INC.

48 Switching from latanaprost to unoprostone Jpn. J. Clinic. Ophthalmol. 60(5): 837-841, 2006

49 Unoprostone is a dual ion channel activator: ClC-2

50 Prostones’ Current and Potential Indications Gastrointestinal Chronic Idiopathic Constipation (CIC) Constipation Predominant Irritable Bowel Syndrome (IBS-C) Opioid induced constipation Gastric ulcer Inflammatory bowel disease (IBD) CNS Schizophrenia Spinal Stenosis Alzheimer’s disease Parkinson’s disease Epilepsy Pulmonary Chronic obstructive pulmonary disease (COPD) Asthma Cystic Fibrosis etc Ophthalmology Glaucoma Retinitis Pigmentosa* Dry AMD Oncology Mucositis/Stomatitis Chemoprotection Secondary prevention (adjuvant) Approved or in Advanced Development Additional Potential Indications* Trials conducted by licensor company R-Tech Ueno, Ltd.

References to BK Channel activation

1. 1. Yu DY et al. Invest Ophthalmol Vis Sci. 1994;35:4087-4099.
2. Kern TS. Exp Diabetes Res. 2007;2007:95013.
3. Hardy P et al. Prostaglandins Leukot Essent Fatty Acids. 2005;72(5):301-325.
4. Alm A et al. Exp Eye Res. 2009;88:760-768.
5. Toris CB et al. Arch Ophthalmol. 2004;122:1782-1787.
6. Llobet A et al. News Physiol Sci. 2003;18:205-209.
7. Kojima S et al. Nippon Ganka Bakkai Zasshi. 1997:101;605-610.
8. Makimoto Y et al. Jpn J Ophthalmol. 2002;46:31-35.
9. Kimura I et al. Jpn J Ophthalmol. 2005;49:287-293.
10. Sugiyama T et al. Arch Ophthalmol. 2009;127:454-459.
11. Inoue K et al. Clinical Ophthalmology 2011:5 1003-1005.
12. Hayami K et al. Ophthalmic Res. 2001 Jul-Aug;33(4):203-9.
13. Melamed S. Drugs Exp Clin Res 2002;28(2-3):63-73.
14. Ishida T al. Topical Monotherapy for Normal Tension Glaucoma-Comparison of Long-term Monotherapies in Maintaining Visual Field. Ophthalmology 47:1107-1112,2005.
15. ARVO 2011, Poster#4992,A416

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52 Peter Lichtlen MD, PhD, BBA, Senior Medical Officer, VP European Operations 12 July 2012 JMP Securities Healthcare Conference